UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 28, 2025
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 8.01 Other Events.
On August 28, 2025, the board of directors of First Interstate BancSystem, Inc. (the “Company”) adopted a new stock repurchase program, pursuant to which the Company has been authorized to repurchase up to $150 million worth of its issued and outstanding shares of common stock on or prior to March 31, 2027, which is the expiration date of the program. Any repurchased shares will be returned to authorized but unissued shares of common stock, as permitted under applicable Delaware law. As of July 31, 2025, the Company had issued and outstanding 104,856,752 shares of its common stock, and at the close of trading on the Nasdaq Stock Market on August 27, 2025, the closing price for the Company’s shares of common stock was reported to be $32.20 per share.
Under the new stock repurchase program, the Company intends to repurchase its shares through open market purchases, private transactions, block trades, authorized Rule 10b5-1 trading plans (which, if adopted, would permit the Company to repurchase shares when the Company might otherwise be precluded from doing so under applicable securities laws), or otherwise in accordance with applicable federal securities laws, including pursuant to Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company would expect to enter into a Rule 10b5-1 plan only during an open trading window under the Company’s Insider Trading Policy.
Adopting a written trading plan that satisfies the conditions of Rule 10b5-1 under the Exchange Act would allow the Company to repurchase its shares at times when it might otherwise be prevented from doing so in respect of its self-imposed insider trading blackout periods under the Company’s Insider Trading Policy or pursuant to other applicable securities and insider trading laws. If adopted, an independent broker selected by the Company would have the sole authority under the terms and limitations specified in its Rule 10b5-1 trading plan to repurchase shares on the Company’s behalf in accordance with the terms of the plan. Once an adopted trading plan expires, the Company could from time to time enter into subsequent trading plans under Rule 10b5-1 of the Exchange Act to facilitate further repurchases of its common stock pursuant to its stock repurchase program, subject to the limitations, including the dollar limitation, imposed by the board of directors at the time of the approval of the repurchase program.
Repurchases may also be made at management’s discretion during open trading window periods provided under the Company’s Insider Trading Policy, at prices management and the board of directors consider to be attractive and in the best interests of both the Company and its shareholders, subject to the availability of shares of common stock for purchase, general market conditions, the trading price of the common stock, alternative uses for capital, the Company’s financial performance, and other factors. Open market purchases are expected to be conducted in a manner intended to satisfy the requirements of, and in accordance with the limitations set forth in, Rule 10b-18 under the Exchange Act and other applicable legal requirements.
The timing and amount of share repurchases under the new repurchase program may be suspended, terminated or modified by the Company at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases. The Company is not obligated to repurchase any particular number of shares or any amount of shares in any specific time period.
Information regarding share repurchases will be made available in the Company's periodic reports filed with the Securities and Exchange Commission on Forms 10-K and 10-Q as required by the applicable rules of the Exchange Act.
Cautionary Note Regarding Forward-Looking Statements
Statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified by the use of the terms “expected,” “will,” “look forward to,” “intend,” “aim,” and similar words or phrases indicating possible future expectations, events or actions. Such forward-looking statements, including statements regarding repurchases of common stock pursuant to a Rule 10b5-1 trading plan or otherwise, are based on current expectations, assumptions and projections about our business and the Company, and are not guarantees of our future performance or outcomes. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be different materially from those expressed or implied herein. The Company has provided additional information about the risks facing its business in its most recent annual report on Form 10-K, and any subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the filings with the Securities and Exchange Commission identified above, which you should read in their entirety before making any investment or other decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 28, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ JAMES A. REUTER
James A. Reuter
President and Chief Executive Officer